Semiannual Report

Global Stock Fund

April 30, 2002

 T. Rowe Price

Report Highlights

Global Stock Fund

o    Global stocks enjoyed their best six-month period since March 2000.

o Fund performance was in line withthe MSCI World index during the period but trailed the Lipper average; over the year it surpassed the index and lagged Lipper because of our emphasis on growth and our underweight position in Japan.

o While technology had a difficult time, the sector did relatively well for the portfolio, thanks to a few select holdings.

o Prevailing conditions in global markets offer good prospects for reasonable returns through the rest of the year.

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Fellow Shareholders

It is now just over two years since global markets peaked at the height of the technology bubble. In this difficult phase for most equity investors, the half-year ended April 30, 2002, has been the first six-month stretch since March 2000 that global stock markets overall have not fallen. During this more settled period, the major markets of the U.S., Europe, and Japan witnessed modest recoveries while some of the smaller emerging markets enjoyed a more robust rebound.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/02                              6 Months           12 Months
--------------------------------------------------------------------------------

Global Stock Fund                                     3.53%             -12.76%

MSCI World Index                                      3.47              -13.53

Lipper Global Funds Average                           5.57              -11.91

Your portfolio participated in the global recovery of the past six months, performing in line with the unmanaged MSCI World index but behind the Lipper benchmark for similar funds. Within our peer group, funds with a value bias fared best as sectors like autos and materials led the way while funds with a growth bias, including yours, tended to lag. During the past 12-month period, your fund held up well against the index but trailed the Lipper Global Funds Average. The primary reasons for falling behind Lipper were the portfolio's emphasis on growth during a period when the market favored value stocks and our underweight position in Japan, which recovered sharply in recent months.


MARKET REVIEW

After the trauma of last September and the subsequent stock market upturn, investors have been focusing on the timing and likely shape of the global economic recovery. The fears of the fourth quarter of 2001 were replaced by growing confidence during the first quarter of 2002, fueled by robust economic figures around the world. The proponents of a stronger recovery could point to the sharp declines in interest rates in most regions and the likely rebuilding of inventories. First-quarter growth, particularly in the U.S., turned out to be stronger than many had anticipated-but much of this seems to have been inventory liquidation and rebuilding, backed by moderate growth in final sales. The key issue now is whether final demand will kick in.

Looking at various global markets, those most geared to economic recovery fared best-with emerging markets at the forefront. The Japanese economy has marched to a different and more subdued drummer than the rest of the world for the last decade-yet even there, some data have suggested faint signs of possible economic recovery on the horizon.

Geographic Diversification

United States   Europe   Other and Reserves   Japan   Far East   Latin America
--------------------------------------------------------------------------------
46              36       7                    6       4          1


PORTFOLIO REVIEW

Media

Your portfolio continued its significantly overweight position in media stocks, even as news affecting the sector was mixed. In advertising, pressure on fees from large corporate clients has kept revenue growth in check, although profitability remains robust. With some recovery in demand, there should be a return to above-average growth. WPP Group performed relatively well over the period. Resilient earnings performance and the potential for upward revisions in earnings growth, along with a fairly modest stock valuation, underpinned the share price. Good performance from WPP and from our professional publishing stocks Reed Elsevier and VNU helped results. The sector also benefited from advertising company Omnicom and diversified media conglomerate Viacom, both of which helped propel relatively strong results in this sector for the portfolio.

Services

Our stocks in the services sector also did well over the period. The best performers included First Data, Concord EFS, and Adecco. First Data and Concord are transaction processing companies that grew through the downturn as credit and debit continued to take market share away from checks and cash. Adecco is a leader in the temporary employment segment, with a strong position in the U.S. market following its acquisitions (most notably of Olsten) of the past few years. Temporary employment has been a growth area as companies exert increasing control over costs. In some countries, legal restrictions constrained growth in the past, but these restrictions are beginning to be relaxed. Countries such as Italy, Spain, and Japan are relatively untapped sources of growth for Adecco, which when combined with the potential for economic recovery in the more established markets of the U.S., U.K., and France have helped lift share prices.


Industry Diversification
--------------------------------------------------------------------------------

                                                      Percent of Net Assets
                                                   10/31/01              4/30/02
--------------------------------------------------------------------------------

Financials                                            20.7%                21.0%

Health Care                                           16.3                 16.1

Consumer Discretionary                                14.1                 15.6

Information Technology                                 9.8                 11.6

Industrials and Business Services                     10.3                  9.8

Consumer Staples                                       7.2                  7.8

Energy                                                 6.8                  6.9

Telecommunication Services                             6.3                  4.0

All Other                                              1.6                  1.9

Reserves                                               6.9                  5.3
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%


Technology

While the overall sector had a difficult time, your portfolio's tech holdings delivered relatively good performance. In the U.S. we were underweight technology, although we added to Microsoft, Cisco Systems, and Intel during the period. There was a broad disparity within the group, with key positive contributors Samsung Electronics up 120%, Taiwan Semiconductor Manufacturing
(TSMC) up 43%, and Canon up 32%, while at the other end of the spectrum LM Ericsson was down 42% and Nokia was off 21%. Samsung's performance was driven by its ability to manage its dominant position in dynamic random access memory chips in a profitable way and by its impressive improvement in its market position in mobile handsets. Although the shares have risen strongly, they are still selling for less than 10 times earnings-an extremely low price/earnings multiple. TSMC benefited from the first glimmer of recovery in the semiconductor cycle and from its success in attracting outsourced business to its leading-edge semiconductor capacity. LM Ericsson and Nokia, on the other hand, were hampered by the disappointing developments in the telecommunications equipment market-the former by telecom operators postponing capital expenditure on mobile networks, and the latter by a perception that the mobile handset industry is reaching a plateau in its growth cycle.

Telecommunications

This sector has been under intense pressure for much of the last two years as it continued to slip while other sectors recovered. In the wireline area, previously steady revenues have begun to recede, partly because of the encroachment of mobile on fixed-line service, and partly due to the negative effects of overaggressive tariff policies. With many of the players in this industry now in financial distress, the competitive landscape should begin to improve once excess capacity is worked through.

Market Performance
--------------------------------------------------------------------------------

Six Months                        Local           Local Currency            U.S.
Ended 4/30/02                  Currency         vs. U.S. Dollars         Dollars
--------------------------------------------------------------------------------

France                            4.04%                    0.04%           4.09%

Germany                           10.76                    0.04           10.81

Hong Kong                         25.83                    0.01           25.84

Italy                             6.36                     0.04            6.41

Japan                             6.32                    -4.67            1.35

Mexico                            31.10                   -1.31           29.38

Netherlands                       11.77                    0.04           11.82

Norway                            13.56                    5.66           19.99

Switzerland                       10.10                    0.79           10.97

United Kingdom                    4.44                     0.21            4.66

United States                     1.63                     --              1.63

Source: RIMES Online, using MSCI indices.


Within the mobile area, penetration levels are reaching the saturation point in several markets, so revenue growth depends more and more on increased use by subscribers. The big hope had been for greater use of data services, but this development continues to get pushed further into the future. One of our holdings, Vodafone, was negatively affected as the company's growth prospects were scaled back. The shares now trade at a discount to the overall U.K. market by many measures of value. However, any hint of increased revenues per user should boost share prices, so we have added to our position. Telecoms in emerging markets have not been hurt as much, since less of their growth was expected to come from data. Accordingly, our positions in KT Telecom, South Korea Telecom, and America Movil held up much better than the developed market telecoms.

Energy

With increasing tension in the Middle East and rumblings in the U.S. over the future of Iraq's Saddam Hussein, oil prices have risen. The underlying supply/demand balance has also been positive for oil prices, with economies recovering and non-OPEC supply growing more slowly. We have added to our exposure in Russia where oil companies have historically had a somewhat patchy record of corporate governance and have struggled to escape the management practices of the Soviet era. However, over the past year there have been encouraging changes, and earlier this year we added Yukos to the portfolio. The company has been at the forefront of improved corporate governance in the sector-bringing in a Canadian CFO-and at importing foreign management techniques to the oil operation (for example, using Schlumberger to significantly improve the oil recovery process). Valuations remain low and, despite some risk, we see substantial upside potential in this stock.

Pharmaceuticals and Health Care

Patent expirations, disappointing new products, and pricing issues have sapped confidence in what has historically been one of the more secure growth sectors. The key question for investors in pharmaceutical stocks is whether the productivity and value of the large sums sunk into research and development will continue to fall. Many stocks are selling at valuations that are as low as they have been since the early 1990s, when the stocks were pummeled over earnings concerns related to Hillary Clinton's proposals for health care reform. For example, Pfizer was an underperformer even though the company's earnings growth was solid.

On the other hand, the portfolio was enhanced by health care services stocks UnitedHealth Group and Wellpoint Health Networks. They contributed strongly to performance thanks to solid earnings growth, and their stock valuations rose from depressed levels.We added positions in other health care providers, such as drug distributors AmerisourceBergen and Cardinal Health, when their share prices declined.

Financials

Banks have been one of the better-performing sectors over the last six months as fears that bad debts would rise significantly have so far proved overdone. As investors factored in steady bad debt charges, valuations appeared increasingly attractive with many European banks selling at 11 to 13 times earnings. Historically, these companies have sold at low valuations because they are highly leveraged and have a cyclical earnings pattern. However, the longer the sector can avoid serious pain on the debt front, the higher the stock valuations investors are likely to accord them. We continue to see upside potential in retail banks such as Royal Bank of Scotland, but banks with capital market exposure have fared worse as volumes remain depressed. Japan is a different story as concerns about the health of the financial system reached a crescendo during the first quarter. We believe this sector in Japan will continue to struggle for a few more years. While our positions in insurer American International Group and mortgage company Freddie Mac were also lackluster over the period, we believe they are attractively priced and will contribute strongly to performance over time.

Cyclicals

More cyclical sectors of the markets had a very strong run during the period under review. Materials (including metals, construction, chemicals), autos, and capital goods stocks were among the best performers. As with the banks, management is showing more discipline in allocating capital-such that the roller-coaster cycles of overcapacity and falling demand should be less severe going forward. Earnings growth in several of these sectors should be good this year, but we do not believe these mature industries can maintain this rate of growth long term. We have some exposure here but are underweight versus the benchmark index. Our major detractor in this area was Tyco International, a position we added during the past six months. Tyco has come under attack recently and its share price has suffered as a result, but we continue to believe in the company's fundamentals and long-term growth potential.


INVESTMENT OUTLOOK

The broad economic background remains uncertain, but we expect a steady but moderate recovery in the U.S. and Europe after the robust first quarter. Growth is likely to be muted in the medium term, given the stretched condition of the U.S. consumer, who remains an important driver of world growth.

In Japan, we see stabilization rather than clear recovery because of the magnitude of the problems still facing the country. There are signs that the authorities are beginning to respond to the economic crisis with a looser monetary policy and a bias toward a weaker yen. These measures should allow the government to advance its so-called reform program to some degree, but they are not sufficient to propel the country strongly out of its decade-long recession. Latin America is having a tough time with Argentina in disarray and Brazil facing political uncertainty. Mexico is a relative paragon of virtue in the region, and we remain optimistic about its eventual convergence with U.S. economic growth.

Stock valuations around the world are reasonable but not at bargain basement levels, with some of the traditional growth sectors looking quite depressed while cyclical and defensive sectors appear more stretched. Interest rates are currently low in many countries, providing a favorable backdrop for stocks, and we believe the portfolio is well positioned geographically and by sector for the type of market performance we envision through the rest of the year.

Respectfully submitted,

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 17, 2002


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                            Percent of
                                                            Net Assets
                                                               4/30/02
--------------------------------------------------------------------------------

GlaxoSmithKline, United Kingdom                                   2.3%

Pfizer, United States                                             2.1

Freddie Mac, United States                                        1.9

TotalFinaElf, France                                              1.8

Citigroup, United States                                          1.8
--------------------------------------------------------------------------------

Reed Elsevier, United Kingdom/Netherlands                         1.7

UnitedHealth Group, United States                                 1.6

Royal Bank of Scotland, United Kingdom                            1.5

Affiliated Computer Services, United States                       1.5

First Data, United States                                         1.4
--------------------------------------------------------------------------------

Nestle, Switzerland                                               1.4

GE, United States                                                 1.3

Microsoft, United States                                          1.2

Shell Transport & Trading, United Kingdom                         1.1

Exxon Mobil, United States                                        1.1

--------------------------------------------------------------------------------
American International Group, United States                       1.0

Concord EFS, United States                                        1.0

Aventis, France                                                   1.0

Wyeth, United States                                              1.0

BNP Paribas, France                                               1.0

--------------------------------------------------------------------------------
Vodafone, United Kingdom                                          1.0

Coca-Cola, United States                                          1.0

Sanofi-Synthelabo, France                                         0.9

Target, United States                                             0.9

Johnson & Johnson, United States                                  0.9
--------------------------------------------------------------------------------

Total                                                            33.4%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Global Stock Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Global Stock Fund

                                            Lipper
                      MSCI World            Global Funds        Global Stock
                      Index                 Average             Fund

12/31/95              10,000                10,000              10,000
4/96                  10,666                10,948              10,890
4/97                  11,821                12,099              12,287
4/98                  15,311                15,475              15,705
4/99                  17,817                16,897              176,588
4/00                  20,069                21,871              21,355
4/01                  16,909                17,811              18,462
4/02                  14,622                15,532              16,106


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 4/30/02    1 Year    3 Years     5 Years    Inception         Date
--------------------------------------------------------------------------------

Global Stock Fund       -12.76%     -3.02%       5.56%        7.82%     12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


              6 Months        Year
                 Ended       Ended
               4/30/02    10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE

Beginning of
  period       $  12.96   $  18.04   $  16.77   $  14.03   $  13.01   $  11.35

Investment activities
  Net investment
  income (loss)    --         0.14*      0.02*      0.05*      0.09*      0.06*
  Net realized
  and unrealized
  gain             0.46)     (4.41)      1.80       3.24       1.52       1.84

  Total from
  investment
  activities       0.46      (4.27)      1.82       3.29       1.61       1.90

Distributions
  Net investment
  income          (0.12)     (0.02)     (0.06)     (0.10)     (0.06)     (0.06)
  Net realized
  gain             --        (0.79)     (0.49)     (0.45)     (0.53)     (0.18)

  Total
  distributions   (0.12)     (0.81)     (0.55)     (0.55)     (0.59)     (0.24)

NET ASSET VALUE

End of period  $  13.30   $  12.96   $  18.04   $  16.77   $  14.03   $  13.01
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)    3.53%*   (24.69)%*   10.98%*    24.17%*    12.89%*    16.98%*

Ratio of total
expenses to
average net
assets             1.20%*!     1.20%*    1.20%*     1.20%*     1.20%*     1.30%*

Ratio of net
investment
income (loss)
to average
net assets       (0.02)%*!     0.89%*    0.15%*     0.40%*     0.76%*     0.68%*

Portfolio
turnover
rate             54.0%!        52.3%      71.5%      37.5%      47.1%      41.8%

Net assets,
end of period
(in thousands) $ 79,510   $ 73,325   $107,459   $ 73,837   $ 44,116   $ 32,020

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     !    Annualized
     * Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97 and a 1.20% voluntary expense limitation in effect through 10/31/03.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2002

Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands

AUSTRALIA  0.5%

Common Stocks  0.2%

BHP                                                 18,000      $           104

National Australia Bank                              5,100                   95

                                                                            199

Preferred Stocks  0.3%

News Corporation                                    42,041                  232

                                                                            232

Total Australia (Cost $548)                                                 431



BERMUDA  1.0%

Common Stocks  1.0%

ACE Limited (USD)                                    8,700                  379

Tyco International (USD)                            20,700                  382

Total Bermuda (Cost $859)                                                   761



BRAZIL  0.3%

Common Stocks  0.1%

Brasileira de Acucar ADR (USD)                       2,400                   56

                                                                             56

Preferred Stocks  0.2%

Petroleo Brasileiro (Petrobras)                      7,907                  184

                                                                            184

Total Brazil (Cost $216)                                                    240



CANADA  0.5%

Common Stocks  0.5%

Celestica (USD) *                                   13,685                  379

Total Canada (Cost $473)                                                    379



DENMARK  0.1%

Common Stocks  0.1%

Novo Nordisk (miscellaneous
  footnote symbol)                                   2,100                   62

Total Denmark (Cost $75)                                                     62


FINLAND  0.6%

Common Stocks  0.6%

Nokia                                               28,896      $           467

Total Finland (Cost $399)                                                   467



FRANCE  6.5%

Common Stocks  6.5%

Aventis                                             11,380                  808

AXA                                                 13,816                  293

BNP Paribas                                         15,068                  787

Pinault Printemps Redoute                              800                   91

Sanofi-Synthelabo                                   11,639                  745

Schneider Electric                                   3,115                  150

Societe Generale                                     1,842                  126

Societe Television Francaise 1
  (miscellaneous footnote symbol)                   11,706                  333

Sodexho Alliance                                     2,500                   97

STMicroelectronics                                   6,196                  192

TotalFinaElf                                         9,462                1,433

Vivendi Universal                                    3,948                  126

Total France (Cost $4,299)                                                5,181



GERMANY  1.4%

Common Stocks  1.4%

Allianz                                              1,817                  428

Deutsche Bank (miscellaneous
  footnote symbol)                                   3,500                  232

E.On                                                 6,024                  314

SAP                                                  1,040                  135

Total Germany (Cost $1,108)                                               1,109



GREECE  0.0%

Common Stocks  0.0%

Hellenic Telecommunications Organization             2,090                   32

Total Greece (Cost $28)                                                      32


HONG KONG  0.7%

Common Stocks  0.7%

Cheung Kong Holdings                                26,000      $           248

CNOOC                                               33,500                   44

Hutchison Whampoa                                   28,200                  247

Total Hong Kong (Cost $459)                                                 539



INDIA  0.4%

Common Stocks  0.4%

Hindustan Lever                                     53,180                  220

ICICI                                               25,000                   29

ICICI ADR (USD)                                      4,832                   31

Total India (Cost $390)                                                     280



ISRAEL  0.0%

Common Stocks  0.0%

Check Point Software Technologies (USD) *            1,989                   36

Total Israel (Cost $39)                                                      36



ITALY  3.4%

Common Stocks  3.4%

Alleanza Assicurazioni
(miscellaneous footnote symbol)                     29,300                  284

ENI                                                 43,939                  674

Intesa BCI (miscellaneous footnote symbol)*        207,237                  670

Telecom Italia (Ordinary shares)                    32,161                  256

Telecom Italia (Savings shares)                      8,200                   44

Telecom Italia Mobile
(miscellaneous footnote symbol)                     80,760                  353

UniCredito Italiano
(miscellaneous footnote symbol)                     87,845                  407

Total Italy (Cost $2,637)                                                 2,688


JAPAN  5.6%

Common Stocks  5.6%

Canon                                               17,000                  651

Fanuc                                                8,600                  477

Fuji Television Network                                 20                  115

Fujisawa Pharmaceutical                             11,000                  269

Kyocera                                              2,500      $           170

Marui                                               13,000                  160

Matsushita Electric Industrial                       8,000                  107

Mitsui Fudosan                                      24,000                  188

Murata Manufacturing                                 3,200                  203

Nomura Securities                                   15,000                  209

NTT DoCoMo                                              15                   38

NTT DoCoMo (Bonus shares)
  (miscellaneous footnote symbol)*                     124                  316

Seven-Eleven Japan                                  13,000                  487

Shin-Etsu Chemical                                   3,000                  124

Sony                                                 9,000                  483

Toyota Motor                                         2,000                   54

Yamanouchi Pharmaceutical                           16,000                  441

Total Japan (Cost $4,784)                                                 4,492


MALAYSIA  0.1%

Common Stocks  0.1%

Malayan Banking Berhad                              32,200                   78

Total Malaysia (Cost $77)                                                    78


MEXICO  0.6%

Common Stocks  0.6%

America Movil (Series L) ADR (USD)                   8,300                  155

Femsa UBD Units (Represents 1 Series B
and 4 Series D shares)                              41,460                  199

Grupo Televisa ADR (USD) *                           2,785                  126

Total Mexico (Cost $393)                                                    480



NETHERLANDS  3.1%

Common Stocks  3.1%

ASM Lithography *                                   15,480                  351

Fortis                                               8,120                  186

ING Groep                                           26,590                  702

Koninklijke Ahold                                    4,700                  118

Philips Electronics                                 19,157                  591

Reed Elsevier                                        9,900                  137

Royal KPN                                           21,500                   98

VNU (miscellaneous footnote symbol)                 10,214                  308

Total Netherlands (Cost $2,388)                                           2,491

PORTUGAL  0.3%

Common Stocks  0.3%

Portugal Telecom *                                  31,033      $           226

Total Portugal (Cost $240)                                                  226


RUSSIA  0.2%

Common Stocks  0.2%

YUKOS ADR (USD)                                      1,270                  187

Total Russia (Cost $132)                                                    187



SINGAPORE  0.7%

Common Stocks  0.7%

DBS                                                  7,000                   54

Flextronics (USD) *                                  8,261                  115

United Overseas Bank                                46,232                  367

Total Singapore (Cost $486)                                                 536



SOUTH KOREA  1.3%

Common Stocks  1.3%

KT Corporation ADR (USD)                             6,778                  154

Samsung Electronics                                  1,891                  560

Shinhan Financial                                   11,300                  153

South Korea Telecom                                    700                  137

Total South Korea (Cost $721)                                             1,004



SPAIN  2.2%

Common Stocks  2.2%

Banco Bilbao Vizcaya Argentaria                     26,129                  305

Banco Santander Central Hispano                     34,254                  317

Endesa                                              11,905                  182

Inditex *                                           27,700                  571

Telefonica                                          26,835                  287

Telefonica ADR (USD)                                 2,539                   82

Total Spain (Cost $1,632)                                                 1,744



SWEDEN  1.3%

Common Stocks  1.3%

Hennes & Mauritz (Class B) (
  miscellaneous footnote symbol)                    13,060      $           259

LM Ericsson (Class B) *                             54,440                  136

Securitas (Class B)
  (miscellaneous footnote symbol)                   35,490                  659

Total Sweden (Cost $1,301)                                                1,054



SWITZERLAND  3.2%

Common Stocks  3.2%

Adecco (miscellaneous
  footnote symbol)                                  10,980                  694

Nestle                                               4,660                1,100

Roche (Participation certificates)                   3,300                  250

UBS                                                 10,976                  529

Total Switzerland (Cost $2,161)                                           2,573


TAIWAN  0.6%

Common Stocks  0.6%

Taiwan Semiconductor Manufacturing                 154,780                  390

United Microelectronics                             60,000                   92

Total Taiwan (Cost $438)                                                    482



UNITED KINGDOM  14.1%

Common Stocks  14.1%

AstraZeneca                                         11,578                  542

BP                                                  45,000                  384

Brambles Industries                                 98,350                  487

Celltech *                                           9,984                   83

Compass                                             99,170                  617

Diageo                                              46,235                  613

Electrocomponents                                   26,760                  170

GlaxoSmithKline                                     74,006                1,789

Granada                                             93,048                  174

Hays                                                68,933                  173

HSBC (HKD)                                          26,000                  309

J. Sainsbury                                        25,110                  146

Kingfisher                                          36,063                  201

Reed Elsevier                                      124,645                1,220

Rio Tinto                                           27,533      $           511

Royal Bank of Scotland                              42,895                1,230

Shell Transport & Trading                          119,817                  853

Standard Chartered                                   7,600                   94

Unilever                                            34,090                  312

Vodafone                                           478,333                  772

WPP Group                                           51,400                  545

Total United Kingdom (Cost $12,384)                                      11,225


UNITED STATES  45.9%

Common Stocks  45.9%

Abbott Laboratories                                  4,000                  216

Adobe Systems                                        5,000                  200

Affiliated Computer Services
(Class A) *                                         22,000                1,189

American International Group                        12,000                  829

AmerisourceBergen                                    5,000                  387

Analog Devices *                                     8,800                  325

AOL Time Warner *                                   19,000                  361

Apollo Group (Class A) *                            13,050                  500

AT&T                                                20,400                  268

Automatic Data Processing                            3,100                  158

Baker Hughes                                        12,700                  478

Bank of New York                                     4,900                  179

Baxter International                                11,100                  632

Best Buy *                                           4,300                  320

Bristol-Myers Squibb                                 4,500                  130

Cardinal Health                                      3,700                  256

Cendant *                                           22,600                  407

Cisco Systems *                                     34,500                  505

Citigroup                                           32,164                1,393

Clear Channel Communications *                       9,000                  422

Coca-Cola                                           13,800                  766

Comcast (Class A Special) *                          8,800                  236

Concord EFS *                                       24,800                  808

Convergys *                                          5,500                  152

Dell Computer *                                     13,100                  345

EchoStar Communications
(Class A) *                                          5,600                  153

El Paso Corporation                                  7,500                  300

Electronic Arts *                                    2,500      $           148

Electronic Data Systems                              2,000                  108

Exxon Mobil                                         20,808                  836

Fannie Mae                                           4,700                  371

Fifth Third Bancorp                                  6,100                  416

First Data                                          14,000                1,113

Freddie Mac                                         23,000                1,503

GE                                                  32,600                1,028

Goldman Sachs Group                                    500                   39

Harley-Davidson                                      9,300                  493

Hartford Financial Services Group                    6,200                  430

HCA                                                 10,100                  483

Home Depot                                          14,650                  679

Intel                                               16,200                  464

Intersil Holding (Class A) *                         5,500                  148

Johnson & Johnson                                   11,300                  722

Kohl's *                                             2,100                  155

Laboratory Corporation of America *                  3,500                  347

Lexmark International (Class A) *                    2,000                  120

Liberty Media (Series A) *                          48,900                  523

Marathon Oil                                        14,200                  413

Marsh & McLennan                                     1,700                  172

Maxim Integrated Products *                          4,500                  224

MedImmune (Class A) *                                6,200                  207

Mellon Financial                                     9,400                  355

Merrill Lynch                                        9,000                  377

Microsoft *                                         18,800                  982

Morgan Stanley                                       4,700                  224

Northern Trust                                       3,100                  165

Omnicom                                              5,100                  445

Oracle *                                            14,000                  141

PepsiCo                                              7,500                  389

Pfizer                                              45,150                1,641

Pharmacia                                            7,100                  293

Philip Morris                                       12,200                  664

QUALCOMM *                                           6,300                  190

Safeway *                                            8,700                  365

Siebel Systems *                                     3,500                   85

State Street                                         4,100                  210

Sysco                                               12,300      $           357

Target                                              16,900                  738

U.S. Bancorp                                        19,900                  472

UnitedHealth Group                                  14,900                1,308

Univision Communications (Class A) *                 1,500                   60

UPS (Class B)                                        2,700                  162

USA Education                                        1,500                  144

USA Networks *                                       6,900                  207

VERITAS Software *                                   7,000                  198

Viacom (Class B) *                                  15,300                  721

Waddell & Reed Financial (Class A)                   9,100                  234

Wal-Mart                                             6,500                  363

Walgreen                                            10,900                  412

Wellpoint Health Networks (Class A) *                5,300                  398

Wells Fargo                                          6,600                  338

Wyeth                                               13,900                  792

Total United States (Cost $30,731)                                       36,487



SHORT-TERM INVESTMENTS  4.0%

Money Market Funds 4.0%

T. Rowe Price Reserve
Investment Fund, 2.07$%#                         3,148,358                3,148

Total Short-Term Investments (Cost $3,148)                                3,148


Total Investments in Securities

98.6% of Net Assets (Cost $72,546)                              $        78,412

Other Assets Less Liabilities                                             1,098

NET ASSETS                                                      $        79,510
                                                                ---------------

#                     Seven-day yield
*                     Non-income producing
(miscellaneous
   footnote symbol)   All or a portion of this security is on loan at
                      April 30, 2002 - See Note 2
ADR                   American Depository Receipts
HKD                   Hong Kong dollar
USD                   United States dollar


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value (cost $72,546)         $   78,412
Other assets                                                    5,915

Total assets                                                   84,327

Liabilities

Total liabilities                                               4,817


NET ASSETS                                                 $   79,510
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $      (24)

Undistributed net realized gain (loss)                        (13,244)

Net unrealized gain (loss)                                      5,871

Paid-in-capital applicable to 5,979,420 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized             86,907


NET ASSETS                                                 $   79,510
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    13.30
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              4/30/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $33)                   $      411
  Interest                                                         38
  Securities lending                                                4

  Total income                                                    453

Expenses
  Investment management                                           202
  Shareholder servicing                                           140
  Custody and accounting                                           76
  Legal and audit                                                  15
  Registration                                                     12
  Prospectus and shareholder reports                                9
  Proxy and annual meeting                                          3
  Directors                                                         3
  Miscellaneous                                                     2

  Total expenses                                                  462

Net investment income (loss)                                       (9)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   (4,428)
  Futures                                                         144
  Foreign currency transactions                                    17

  Net realized gain (loss)                                     (4,267)

Change in net unrealized gain (loss)
  Securities                                                    7,083
  Futures                                                         (94)
  Other assets and liabilities
  denominated in foreign currencies                                 9

  Change in net unrealized gain (loss)                          6,998

Net realized and unrealized gain (loss)                         2,731


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    2,722
                                                           ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   4/30/02             10/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $            (9)     $           790
  Net realized gain (loss)                          (4,267)              (9,125)
  Change in net unrealized gain (loss)               6,998              (16,963)

  Increase (decrease) in net
  assets from operations                             2,722              (25,298)

Distributions to shareholders
  Net investment income                               (682)                (115)
  Net realized gain                                   --                 (4,566)

  Decrease in net assets
  from distributions                                  (682)              (4,681)

Capital share transactions *
  Shares sold                                       82,221               39,547
  Distributions reinvested                             660                4,540
  Shares redeemed                                  (78,736)             (48,242)

  Increase (decrease) in net
  assets from capital
  share transactions                                 4,145               (4,155)

Net Assets

Increase (decrease) during period                    6,185              (34,134)
Beginning of period                                 73,325              107,459

End of period                              $        79,510      $        73,325
                                           ------------------------------------

*Share information
  Shares sold                                        6,118                2,660
  Distributions reinvested                              48                  271
  Shares redeemed                                   (5,844)              (3,232)

  Increase (decrease) in
  shares outstanding                                   322                 (301)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2002

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation -- Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other -- Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts -- During the six months ended April 30, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and currency values.

Securities Lending -- The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $3,613,000; aggregate collateral consisted of $3,840,000 in the securities lending collateral.

Other -- Purchases and sales of portfolio securities, other than short-term securities, aggregated $24,036,000 and $19,691,000, respectively, for the six months ended April 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $8,964,000 of capital loss carryforwards available to offset future realized gains, all of which expires in 2009.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $72,546,000. Net unrealized gain aggregated $5,866,000 at period-end, of which $13,095,000 related to appreciated investments and $7,229,000 related to depreciated investments.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $36,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2003, which would cause the fund's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2005, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $56,000 of management fees were not accrued by the fund for the six months ended April 30, 2002. At April 30, 2002, unaccrued fees in the amount of $142,000 remain subject to reimbursement by the fund through October 31, 2003, and $56,000 through October 31, 2005.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $164,000 for the six months ended April 30, 2002, of which $35,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $36,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds
--------------------------------------------------------------------------------

M. David Testa                  Chief Investment Officer, Director, and
(4/22/44)                       Managing Director, T. Rowe Price; Vice
1979 [98]                       Chairman of the Board, Chief Investment Officer,
                                Director, and Managing Director, T. Rowe Price
                                Group, Inc.; Director and Chairman of the Board,
                                T. Rowe Price Global Asset Management Limited;
                                Vice President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds
--------------------------------------------------------------------------------

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Christopher D. Alderson (3/29/62)      Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Mark C.J. Bickford-Smith (4/30/62)     Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)           Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds         Price Group, Inc., and T. Rowe Price
                                       Investment Services, Inc.
--------------------------------------------------------------------------------

Michael J. Conelius (6/16/64)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.
--------------------------------------------------------------------------------

Ann B. Cranmer (3/23/47)               Vice President, T. Rowe Price Group,
Assistant Vice President,              Inc., and T. Rowe Price International,
International Funds                    Inc.; Vice President and Secretary,
                                       T. Rowe Price Global Asset Management
                                       Limited and T. Rowe Price Global
                                       Investment Services Limited
--------------------------------------------------------------------------------

Frances Dydasco (5/8/66)               Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Mark J.T. Edwards (10/27/57)           Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.

--------------------------------------------------------------------------------

Roger L. Fiery III (2/10/59)           Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,              Price Group, Inc., and T. Rowe Price
International Funds                    International, Inc.
--------------------------------------------------------------------------------

John R. Ford (11/25/57)                Managing Director, T. Rowe Price and
President, International Funds         T. Rowe Price Group, Inc.; Director,
                                       Chief Investment Officer, and Vice
                                       President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)            Managing Director, T. Rowe Price;
Vice President,                        Director and Managing Director, T. Rowe
International Funds                    Price Group, Inc.; Vice President,
                                       T. Rowe Price International, Inc., and
                                       T. Rowe Price Retirement Plan Services,
                                       Inc.; Vice President and Director,
                                       T. Rowe Price Investment Services, Inc.,
                                       T. Rowe Price Services, Inc., and T. Rowe
                                       Price Trust Company
--------------------------------------------------------------------------------

Ian D. Kelson (8/16/56)                Managing Director, T. Rowe Price and
Vice President,                        T. Rowe Price Group, Inc.; formerly Head
International Funds                    of Fixed Income, Morgan Grenfell/
                                       Deutsche Asset Management (to 2000)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)          Assistant Vice President, T. Rowe Price
Secretary, International Funds         and T. Rowe Price Investment Services,
                                       Inc.
--------------------------------------------------------------------------------

Ian J. Macdonald (1/7/62)              Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)           Vice President, T. Rowe Price, T. Rowe
Controller, International Funds        Price Group, Inc., and T. Rowe Price
                                       Trust Company
--------------------------------------------------------------------------------

George A. Murnaghan (5/1/56)           Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., T. Rowe Price Investment Services
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Gonzalo Pangaro (11/27/68)             Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

D. James Prey III (11/26/59)           Vice President, T. Rowe Price and T. Rowe
Vice President,                        Price Group, Inc.
International Funds
--------------------------------------------------------------------------------

Robert Revel-Chion (3/9/65)            Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Christopher J. Rothery (5/26/63)       Vice President, T. Rowe Price Group,
Vice President, International Funds    Inc., and T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

James B.M. Seddon (6/17/64)            Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)              Managing Director, T. Rowe Price and
Vice President,                        T. Rowe Price Group, Inc.; Vice
International Funds                    President, T. Rowe Price International,
                                       Inc.
--------------------------------------------------------------------------------

Benedict R.F. Thomas (8/27/64)         Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.
--------------------------------------------------------------------------------

Justin Thomson (1/14/68)               Vice President, T. Rowe Price Group,
Vice President,                        Inc., and T. Rowe Price International,
International Funds                    Inc.; formerly Portfolio Manager, G.T.
                                       Capital/Invesco (to 1998)
--------------------------------------------------------------------------------

David J.L. Warren (4/14/57)            Managing Director, T. Rowe Price and
Executive Vice President,              T. Rowe Price Group, Inc.; Director,
International Funds                    Chief Executive Officer, and President,
                                       T. Rowe Price International, Inc.;
                                       Director, T. Rowe Price Global Asset
                                       Management Limited
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served               Principal Occupation(s)
--------------------------------------------------------------------------------

William F. Wendler II (3/14/62)        Vice President, T. Rowe Price, T. Rowe
Vice President,                        Price Group, Inc., and T. Rowe Price
International Funds                    International, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)            Managing Director, T. Rowe Price and
Vice President, International Funds    T. Rowe Price Group, Inc.; Vice
                                       President, T. Rowe Price International,
                                       Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       Trust Company; Director, Chief Investment
                                       Officer, and Vice President, T. Rowe
                                       Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     Financial Tools and calculators

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

COLLEGE PLANNING

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

Brokerage Services
T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     Margins and Options Trading for qualified investors.

     Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.


     * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.
     ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
          T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond Florida Intermediate Tax-Free Georgia Tax-Free Bond Maryland Short-Term Tax-Free Bond Maryland Tax-Free Bond New Jersey Tax-Free Bond New York Tax-Free Bond Summit Municipal Income Summit Municipal Intermediate Tax-Free High Yield Tax-Free Income Tax-Free Intermediate Bond Tax-Free Short-Intermediate Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest withConfidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                                F04-051  4/30/02